                                                                    Exhibit 32.1


           CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF FRIEDMAN'S INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  Section 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Friedman's Inc. (the "Company") on Form 10-Q for the period ended June 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bradley J. Stinn, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Bradley J. Stinn
----------------------------
Bradley J. Stinn
Chief Executive Officer
August 8, 2003


A signed original of this written statement required by Section 302 of the Sarbanes-Oxley Act of 2002 has been provided to Friedman's Inc. and will be retained by Friedman's Inc. and furnished to the Securities and Exchange Commission or its staff upon request.